Exhibit 99.1

MITEL NETWORKS CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of US dollars, except per share amounts)

(unaudited)

	2010		Fiscal 2011					Fiscal 2012

	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year-to- Date

Revenues	$599.1	$147.2	$146.0	$143.9	$152.2	$589.3	$149.1	$154.6	$150.5	$454.2
Cost of revenues	288.6	70.7	69.9	68.6	72.7	281.9	71.2	72.6	68.7	212.5

Gross margin	310.5	76.5	76.1	75.3	79.5	307.4	77.9	82.0	81.8	241.7

Expenses:
Selling, general and administrative	203.6	51.2	53.0	53.4	55.2	212.8	55.5	55.9	55.9	167.3
Research and development	57.6	14.8	15.0	15.7	15.8	61.3	15.1	14.4	14.3	43.8
Special charges and restructuring costs	5.2	(0.1)	4.4	7.4	3.8	15.5	4.8	8.4	2.8	16.0
Loss (gain) on litigation settlement	(5.5)	-	-	-	1.0	1.0	0.5	0.5	-	1.0

	260.9	65.9	72.4	76.5	75.8	290.6	75.9	79.2	73.0	228.1

Operating income (loss) from continuing operations	49.6	10.6	3.7	(1.2)	3.7	16.8	2.0	2.8	8.8	13.6
Interest expense	(29.8)	(5.1)	(5.1)	(5.0)	(4.8)	(20.0)	(4.8)	(4.6)	(4.7)	(14.1)
Debt retirement costs	(1.0)	-	-	-	(0.6)	(0.6)	-	-	-	-
Fair value adjustment on derivative instruments	7.4	0.8	0.2	-	-	1.0	-	-	-	-
Other income (expense), net	0.9	0.1	(0.4)	(0.1)	1.2	0.8	(0.4)	(0.2)	(0.4)	(1.0)

Income (loss) from continuing operations, before income taxes	27.1	6.4	(1.6)	(6.3)	(0.5)	(2.0)	(3.2)	(2.0)	3.7	(1.5)
Current income tax recovery (expense)	(3.6)	(0.9)	1.5	(0.1)	(8.5)	(8.0)	(1.5)	0.6	-	(0.9)
Deferred income tax recovery (expense)	12.6	1.1	80.9	1.5	12.9	96.4	1.4	(0.3)	0.7	1.8

Net income (loss) from continuing operations	36.1	6.6	80.8	(4.9)	3.9	86.4	(3.3)	(1.7)	4.4	(0.6)
Net income from discontinued operations	1.1	0.2	0.1	0.9	0.5	1.7	0.5	0.5	0.2	1.2

Net income (loss)	$37.2	$6.8	$80.9	$(4.0)	$4.4	$88.1	$(2.8)	$(1.2)	$4.6	$0.6

Net income (loss) per common share, Basic
Continuing operations	$(7.37)	$0.13	$1.53	$(0.10)	$0.07	$1.63	$(0.06)	$(0.03)	$0.09	$(0.01)
Discontinued operations	$0.07	$-	$-	$0.02	$0.01	$0.03	$0.01	$0.01	$-	$0.02
Net income (loss) per common share, Basic	$(7.30)	$0.13	$1.53	$(0.08)	$0.08	$1.66	$(0.05)	$(0.02)	$0.09	$0.01

Net income (loss) per common share, diluted
Continuing operations	$(7.37)	$0.12	$1.45	$(0.10)	$0.07	$1.54	$(0.06)	$(0.03)	$0.08	$(0.01)
Discontinued operations	$0.07	$-	$-	$0.02	$0.01	$0.03	$0.01	$0.01	$-	$0.02
Net income (loss) per common share, diluted	$(7.30)	$0.12	$1.45	$(0.08)	$0.08	$1.57	$(0.05)	$(0.02)	$0.08	$0.01

Weighted-average number of common shares outstanding (in millions):
Basic	14.7	52.8	52.8	52.9	53.0	52.9	53.3	53.6	53.6	53.5
Diluted	14.7	56.5	56.0	52.9	55.6	56.0	53.3	53.6	56.1	53.5

MITEL NETWORKS CORPORATION

SELECTED FINANCIAL DATA ON DISCONTINUED OPERATIONS

(in millions of US dollars, except per share amounts)

(unaudited)

	2010	Fiscal 2011						Fiscal 2012

	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year-to- Date

Revenues	$48.8	$12.8	$15.1	$18.1	$14.4	$60.4	$15.0	$14.2	$13.9	$43.1

Net income from discontinued operations, before tax	$1.6	$0.3	$0.1	$1.4	$0.8	$2.6	$0.8	$0.8	$0.4	$2.0
Current income tax expense	(0.5)	(0.1)	-	(0.5)	(0.3)	(0.9)	(0.3)	(0.3)	(0.2)	(0.8)

Net income from discontinued operations	$1.1	$0.2	$0.1	$0.9	$0.5	$1.7	$0.5	$0.5	$0.2	$1.2

MITEL NETWORKS CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of US dollars, except per share amounts)

(unaudited)

	2010	Fiscal 2011					Fiscal 2012

	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year-to- Date

Net income (loss) from continuing operations	$36.1	$6.6	$80.8	$(4.9)	$3.9	$86.4	$(3.3)	$(1.7)	$4.4	$(0.6)
Income tax expense (recovery)	(9.0)	(0.2)	(82.4)	(1.4)	(4.4)	(88.4)	0.1	(0.3)	(0.7)	(0.9)

Net income (loss) from continuing operations, before income taxes	27.1	6.4	(1.6)	(6.3)	(0.5)	(2.0)	(3.2)	(2.0)	3.7	(1.5)

Adjustments:
Foreign exchange loss (gain)	0.3	0.1	0.7	0.4	(0.5)	0.7	0.6	0.4	0.5	1.5
Fair value adjustment on derivative instruments	(7.4)	(0.8)	(0.2)	-	-	(1.0)	-	-	-	-
Special charges and restructuring costs	5.2	(0.1)	4.4	7.4	3.8	15.5	4.8	8.4	2.8	16.0
Stock-based compensation	3.3	0.8	1.3	1.3	1.3	4.7	1.3	1.4	1.1	3.8
Loss (gain) on litigation settlement	(5.5)	-	-	-	1.0	1.0	0.5	0.5	-	1.0
Debt retirement costs	1.0	-	-	-	0.6	0.6	-	-	-	-
Amortization of acquisition-related intangibles assets	22.2	5.6	5.6	5.6	5.5	22.3	5.6	5.6	5.6	16.8

Non-GAAP net income from continuing operations, before income taxes	46.2	12.0	10.2	8.4	11.2	41.8	9.6	14.3	13.7	37.6

Non-GAAP tax expense(1)	(5.4)	(1.5)	(1.2)	(1.0)	(1.3)	(5.0)	(1.1)	(1.7)	(1.7)	(4.5)

Non-GAAP net income from continuing operations	40.8	10.5	9.0	7.4	9.9	36.8	8.5	12.6	12.0	33.1
Non-GAAP net income from discontinued operations	1.4	0.3	0.1	1.2	0.7	2.3	0.7	0.7	0.4	1.8

Non-GAAP net income	$42.2	$10.8	$9.1	$8.6	$10.6	$39.1	$9.2	$13.3	$12.4	$34.9

Non-GAAP net income per common share from continuing operations	$0.72	$0.18	$0.16	$0.13	$0.18	$0.66	$0.15	$0.23	$0.21	$0.59
Non-GAAP net income per common share from discontinued operations	$0.02	$0.01	$-	$0.02	$0.01	$0.04	$0.01	$0.01	$0.01	$0.03
Non-GAAP net income per common share	$0.74	$0.19	$0.16	$0.15	$0.19	$0.70	$0.16	$0.24	$0.22	$0.62
Weighted-average number of common shares outstanding (in millions):	56.7	56.5	56.0	56.1	55.6	56.0	55.8	56.1	56.1	56.0

(1) Non-GAAP tax expense is based on an estimated effective tax rate of 12.0%.

MITEL NETWORKS CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of US dollars, except per share amounts)

(unaudited)

	2010	Fiscal 2011						Fiscal 2012

	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year-to- Date

Net income (loss)	$37.2	$6.8	$80.9	$(4.0)	$4.4	$88.1	$(2.8)	$(1.2)	$4.6	$0.6
Net income from discontinued operations	(1.1)	(0.2)	(0.1)	(0.9)	(0.5)	(1.7)	(0.5)	(0.5)	(0.2)	(1.2)

Net income (loss) from continuing operations	36.1	6.6	80.8	(4.9)	3.9	86.4	(3.3)	(1.7)	4.4	(0.6)
Adjustments:
Interest expense	29.8	5.1	5.1	5.0	4.8	20.0	4.8	4.6	4.7	14.1
Income tax expense (recovery)	(9.0)	(0.2)	(82.4)	(1.4)	(4.4)	(88.4)	0.1	(0.3)	(0.7)	(0.9)
Amortization and depreciation	34.4	8.6	8.4	8.4	8.6	34.0	8.4	8.1	8.2	24.7
Foreign exchange loss (gain)	0.3	0.1	0.7	0.4	(0.5)	0.7	0.6	0.4	0.5	1.5
Fair value adjustment on derivative instruments	(7.4)	(0.8)	(0.2)	-	-	(1.0)	-	-	-	-
Special charges and restructuring costs	5.2	(0.1)	4.4	7.4	3.8	15.5	4.8	8.4	2.8	16.0
Stock-based compensation	3.3	0.8	1.3	1.3	1.3	4.7	1.3	1.4	1.1	3.8
Loss (gain) on litigation settlement	(5.5)	-	-	-	1.0	1.0	0.5	0.5	-	1.0
Debt retirement costs	1.0	-	-	-	0.6	0.6	-	-	-	-

Adjusted EBITDA from continuing operations	88.2	20.1	18.1	16.2	19.1	73.5	17.2	21.4	21.0	59.6
Adjusted EBITDA from discontinued operations(1)	1.6	0.3	0.1	1.4	0.8	2.6	0.8	0.8	0.4	2.0

Adjusted EBITDA	$89.8	$20.4	$18.2	$17.6	$19.9	$76.1	$18.0	$22.2	$21.4	$61.6

(1)	The reconciliation from net income from discontinued operations to Adjusted EBITDA from discontinued operations consists of income tax expense of $0.5 for fiscal 2010, $0.1, nil, $0.5 and $0.3 for the four quarters of fiscal 2011, respectively and $0.3, $0.3 and $0.2 for the first three quarters of fiscal 2012, respectively.

MITEL NETWORKS CORPORATION

SEGMENTED INFORMATION

(in millions of US dollars)

(unaudited)

	2010	Fiscal 2011						Fiscal 2012

	Full Year	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year-to- Date

Revenues
Mitel Communications Solutions	$506.3	$123.5	$121.5	$119.3	$126.7	$491.0	$124.4	$129.4	$127.2	$381.0
NetSolutions	75.6	19.2	19.6	20.0	20.0	78.8	20.0	20.4	20.2	60.6
Other(1)	17.2	4.5	4.9	4.6	5.5	19.5	4.7	4.8	3.1	12.6

Total revenues	$599.1	$147.2	$146.0	$143.9	$152.2	$589.3	$149.1	$154.6	$150.5	$454.2

Segment income
Mitel Communications Solutions	$101.0	$25.6	$22.1	$19.2	$24.1	$91.0	$23.8	$27.4	$28.8	$80.0
NetSolutions	16.8	4.4	4.9	5.2	4.9	19.4	4.5	4.8	4.6	13.9
Other(1)	3.7	0.8	1.0	1.1	0.9	3.8	1.3	1.1	-	2.4

Total segment income	$121.5	$30.8	$28.0	$25.5	$29.9	$114.2	$29.6	$33.3	$33.4	$96.3

(1) The operations of DataNet/CommSource are recorded as discontinued operations and therefore are excluded from the periods presented.